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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  MAY 15, 2000

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13175                  74-1828067
  ------------------------         ---------------         -------------------
  (State of incorporation)         Commission File           (I.R.S. Employer
        jurisdiction                   Number              Identification No.)
      of incorporation

       One Valero Place, San Antonio, Texas                78212
     ----------------------------------------            ----------
     (Address of principal executive offices)            (Zip Code)

                                 (210) 370-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)


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This Form 8-K/A amends the Form 8-K of Valero Energy Corporation dated May 15,
2000 and filed with the Securities and Exchange Commission on May 30, 2000. That Form 8-K reported under Item 2 the acquisition of assets from Exxon Mobil Corporation. This report provides the financial statements and the pro forma financial information as required under Item 7. In addition, as indicated below, this Form 8-K/A and the financial information included herein amends and supercedes the projected financial information included in Valero Energy Corporation's Form 8-K dated March 17, 2000 and filed with the Commission on March 20, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

    EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS (as defined in the Sale and Purchase Agreement between Exxon Mobil Corporation and Valero Refining Company -- California)

    Report of Independent Accountants
    Balance Sheet as of December 31, 1999 and 1998
    Statement of Income for the Years Ended December 31, 1999, 1998 and 1997 Statement of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997 Statement of Changes in Exxon Mobil Corporation Net Investment
    Notes to Financial Statements as of December 31, 1999

    Balance Sheet as of March 31, 2000 (unaudited) and December 31, 1999 Statement of Income for the Three Months Ended March 31, 2000 and 1999 (unaudited)
    Statement of Cash Flows for the Three Months Ended March 31, 2000 and 1999 (unaudited)
    Notes to Financial Statements as of March 31, 2000

(b) Pro forma financial information.

    UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    Unaudited Pro Forma Combined Balance Sheet as of March 31, 2000
    Unaudited Pro Forma Combined Statement of Income for the Three Months Ended March 31, 2000
    Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1999
    Notes to Unaudited Pro Forma Combined Financial Statements

    On March 2, 2000, Valero and Exxon Mobil Corporation executed a sale and purchase agreement pursuant to which Valero agreed to acquire ExxonMobil's Benicia, California refinery, terminal and Exxon-branded California retail assets for a purchase price of $895 million plus an amount for refinery inventories acquired in the transaction based on market-related prices at the time of closing.

    On March 17, 2000, Valero published a news release containing projected financial information related to the acquisition. That news release was filed as a part of a report on Form 8-K dated March 17, 2000 (the "Original 8-K") and filed with the Commission on March 20, 2000. The projected financial information included in the Original 8-K represented management's best estimate as of that date of Valero's financial results for the periods presented. However, Valero does not intend to update or otherwise revise the projections to reflect subsequent events or circumstances or to reflect the occurrence of unanticipated events.

    At the time of the Original 8-K, audited financial statements had not been prepared for the ExxonMobil Benicia California refinery, terminal and retail assets business. However, audited annual and unaudited interim financial statements for the ExxonMobil Benicia California refinery, terminal and retail assets business, and unaudited pro forma combined financial statements are included in this report. The financial statements filed with this report supercede all of the projected financial information filed with Valero's report on Form 8-K dated March 17, 2000 and filed with the Commission on March 20, 2000.

(c) Exhibits.

23.1  Consent of PricewaterhouseCoopers LLP, dated May 31, 2000

99.1  Financial statements of business acquired

99.2  Pro forma financial information



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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VALERO ENERGY CORPORATION


                                         By:  /s/ JOHN D. GIBBONS
                                            ------------------------------------
                                                  John D. Gibbons
                                                  Vice President and
                                                  Chief Financial Officer


Dated: June 1, 2000


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                                  EXHIBIT INDEX

                            Valero Energy Corporation

                                    EXHIBITS

EXHIBIT NO.

23.1 CONSENT OF PRICEWATERHOUSECOOPERS LLP

99.1 FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

    EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS (as defined in the Sale and Purchase Agreement between Exxon Mobil Corporation and Valero Refining Company -- California)

    Report of Independent Accountants
    Balance Sheet as of December 31, 1999 and 1998
    Statement of Income for the Years Ended December 31, 1999, 1998 and 1997 Statement of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997 Statement of Changes in Exxon Mobil Corporation Net Investment
    Notes to Financial Statements as of December 31, 1999

    Balance Sheet as of March 31, 2000 (unaudited) and December 31, 1999 Statement of Income for the Three Months Ended March 31, 2000 and 1999 (unaudited)
    Statement of Cash Flows for the Three Months Ended March 31, 2000 and 1999 (unaudited)
    Notes to Financial Statements as of March 31, 2000

99.2 PRO FORMA FINANCIAL INFORMATION

    Unaudited Pro Forma Combined Balance Sheet as of March 31, 2000 Unaudited Pro Forma Combined Statement of Income for the Three Months Ended March 31, 2000
    Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1999
    Notes to Unaudited Pro Forma Combined Financial Statements

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